                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only (as
                                                                permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SYKES ENTERPRISES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------
    (5)  Total fee paid:

         --------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         --------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------------
    (3)  Filing Party:

         --------------------------------------------------------------------
    (4)  Date Filed:

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

                         (SYKES ENTERPRISES, INC. LOGO)

                             100 NORTH TAMPA STREET
                                   SUITE 3900
                              TAMPA, FLORIDA 33602

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1999

                             ---------------------

To the Shareholders of Sykes Enterprises, Incorporated:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Sykes Enterprises, Incorporated (the "Company") will be held at the Wyndham Harbour Island Hotel, 725 South Harbour Island Boulevard, Tampa, Florida, on Thursday, April 29, 1999, at 10:00 a.m., Eastern Standard Time, for the following purposes:

          1. To elect three directors to hold office until the 2002 Annual Meeting of Shareholders;

          2. To approve the adoption of the Company's 1999 Employees' Stock Purchase Plan; and

          3. To transact any other business as may properly come before the Annual Meeting.

     Only shareholders of record as of the close of business on March 8, 1999, will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

                                          By Order of the Board of Directors,
                                          /s/ MARGERY BASS

                                          MARGERY BASS
                                          Secretary

April 1, 1999

                             YOUR VOTE IS IMPORTANT

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                         (SYKES ENTERPRISES, INC. LOGO)

                             100 NORTH TAMPA STREET
                                   SUITE 3900
                              TAMPA, FLORIDA 33602

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sykes Enterprises, Incorporated (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Wyndham Harbour Island Hotel, 725 South Harbour Island Boulevard, Tampa, Florida, on Thursday, April 29, 1999, at 10:00 a.m., Eastern Standard Time, or any adjournment thereof.

     If the accompanying proxy form ("Proxy") is completed, signed, dated, returned to the Company, and not revoked, the shares represented thereby will be voted at the Annual Meeting as directed by the shareholder on the Proxy. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Annual Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof.

     The annual report to shareholders of the Company for the year ended December 31, 1998, along with this Proxy Statement, are first being mailed on or about April 1, 1999, to shareholders entitled to vote at the Annual Meeting.

                         SHAREHOLDERS ENTITLED TO VOTE

     Only shareholders of record as of the close of business on March 8, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 40,504,708 shares of common stock, $.01 par value per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting, and 1,474,998 Exchangeable Shares (as defined below) were outstanding and entitled to vote at the Annual Meeting through the exercise by Firstar Bank Milwaukee, N.A. (the "Trustee") of certain voting rights under the Voting Trust Agreement dated December 29, 1998. As of the Record Date, an aggregate of 41,979,706 shares were outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock and each outstanding Exchangeable Share (through the voting trust described below) is entitled to one vote on all matters submitted to a vote of shareholders.

     In connection the Company's acquisition of Oracle Service Networks Corporation ("Oracle"), former shareholders of Oracle were issued exchangeable shares of Oracle, each of which is exchangeable for one share of Common Stock (the "Exchangeable Shares"). Holders of Exchangeable Shares are entitled to the same rights, benefits, and privileges as holders of Common Stock, including the right to vote at Company shareholder meetings. The voting rights of the Exchangeable Shares are held through a voting trust, pursuant to which the Company issued to the Trustee one share of preferred stock, $.01 par value per share ("Special Preferred Voting Stock"). The share of Special Preferred Voting Stock is entitled to a number of votes at meetings of shareholders of the Company equal to the number of Exchangeable Shares outstanding as of the record date for that meeting. Each holder of Exchangeable Shares is entitled to instruct the Trustee as to the voting of the number of votes attached to the Special Preferred Voting Stock represented by such holder's Exchangeable Shares. The Trustee will exercise each vote attached to the Special Preferred Voting Stock only as directed by the relevant holder, and in the absence of instructions from a holder as to voting will not exercise such votes. A holder of Exchangeable Shares may attend the Annual Meeting and vote personally such holder's relevant number of votes. A holder of Exchangeable Shares may instruct the Trustee to give a proxy to such holder entitling the holder to vote personally such holder's relevant number of votes or to grant to the Company's management a proxy to vote such votes. The Trustee has furnished (or caused to be furnished) this Proxy Statement, the notice of the Annual Meeting, the annual report to shareholders of the Company for the year ended December 31, 1998, and other related materials to the record holders of Exchangeable Shares.

     The Common Stock and Exchangeable Shares (through the voting trust described above) vote together as a single class. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved.

     Under Florida law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the adoption of the Company's 1999 Employees' Stock Purchase Plan will be adopted if a majority of the total votes present or represented and entitled to vote at the Annual Meeting vote in favor of such proposal.

     Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Shareholders which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting, should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof, (ii) submitting a duly executed Proxy bearing a later date, or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting. Proxies solicited hereby will be returned to the Board of

Directors and will be tabulated by an inspector of elections designated by the Board of Directors who will not be employed by the Company or any of its affiliates.

     The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails, by directors, officers, and regular employees of the Company without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE NOMINEES. EXECUTED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING, UNLESS AUTHORITY TO DO SO IS WITHHELD, IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW.

     The Company's Board of Directors is divided into three classes (designated "CLASS I," "CLASS II," and "CLASS III"), as nearly equal as possible, with each class serving three-year terms expiring at the third annual meeting of shareholders after their elections. The term of the current CLASS I directors expires at the 1999 Annual Meeting of Shareholders. Accordingly, three CLASS I directors will be elected at the Annual Meeting to serve until their terms expire at the 2002 Annual Meeting of Shareholders (in each case, until their respective successors are elected and qualified). In the event any such nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve.

                             NOMINEES FOR DIRECTORS

               CLASS I -- TERM EXPIRES AT THE 2002 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
Gordon H. Loetz............................  49    Gordon H. Loetz was elected to the
                                                   Company's Board of Directors in 1993 and
                                                   currently serves as Vice Chairman of the
                                                   Board of Directors. In February 1999, Mr.
                                                   Loetz became a director and President of
                                                   Sykes Financial Services, Inc., a newly
                                                   formed wholly owned subsidiary of the
                                                   Company. From November 1997 through
                                                   February 1999, Mr. Loetz served as the
                                                   Company's Executive Vice President and
                                                   Chief Operating Officer. Prior to November
                                                   1997 and for more than the past five years,
                                                   Mr. Loetz served as President of CFS
                                                   Insurance Agency, Inc. Mr. Loetz founded
                                                   Comprehensive Financial Services, a
                                                   financial investment advisory company.

Ernest J. Milani...........................  69    Ernest J. Milani was elected to the Board
                                                   of Directors of the Company in April 1996
                                                   and is a member of the Compensation
                                                   Committee and the Stock Option Committee.
                                                   Until 1996 and for more than the past five
                                                   years, Mr. Milani held various positions
                                                   with CDI Corporation, a publicly-held
                                                   provider of engineering and technical
                                                   services, including President of CDI
                                                   International Ltd. and most recently as
                                                   President of CDI Corporation Northeast and
                                                   CDI Technical Services Ltd., both of which
                                                   are subsidiaries of CDI Corporation.

Iain A. Macdonald..........................  54    Iain A. Macdonald was elected to the Board
                                                   of Directors of the Company in March 1998
                                                   and is a member of the Audit Committee.
                                                   Prior to joining the Company's board, Mr.
                                                   Macdonald served as a director of McQueen
                                                   International Ltd. from 1996 until its
                                                   acquisition by the Company. Until 1995 and
                                                   for more than the past five years, Mr.
                                                   Macdonald was Chairman of ComputerGroup
                                                   plc, a supplier of personal computers,
                                                   networks, and related services. Mr.
                                                   Macdonald also serves on the Board of
                                                   Directors of Frederick's Dairies, Ltd.;
                                                   Signs & Labels, Ltd.; Lincoln Software,
                                                   Ltd.; and Warthog Software, Ltd.

                    DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

              CLASS II -- TERM EXPIRES AT THE 2001 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
H. Parks Helms.............................  63    H. Parks Helms has served as a director of
                                                   the Company since its inception in 1977 and
                                                   is a member of the Audit Committee. Mr.
                                                   Helms is the Managing Partner of the law
                                                   firm of Helms, Cannon, Hamel & Henderson in
                                                   Charlotte, North Carolina. Mr. Helms has
                                                   held numerous political appointments and
                                                   elected positions, including as a member of
                                                   the North Carolina House of
                                                   Representatives.

Adelaide A. (Alex) Sink....................  50    Adelaide A. (Alex) Sink was elected to the
                                                   Company's Board of Directors in June 1997
                                                   and is a member of the Audit Committee. Ms.
                                                   Sink is the President of NationsBank
                                                   Florida. She has held that position for
                                                   more than the past five years, except for a
                                                   five-month period in 1998 when she served
                                                   as President of NationsBank Private Client
                                                   Group nationwide. Ms. Sink serves on
                                                   several community and statewide volunteer
                                                   boards in Florida.

Linda McClintock-Greco, M.D................  44    Linda McClintock-Greco, M.D. was elected to
                                                   the Board of Directors of the Company in
                                                   May of 1998 and is a member of the
                                                   Compensation Committee and the Stock Option
                                                   Committee. Since 1998, Dr. McClintock-Greco
                                                   has been the President and Chief Executive
                                                   Officer of Greco & Assoc. Consulting, Inc.,
                                                   a healthcare consulting firm, and in that
                                                   capacity serves as the Vice President of
                                                   Medical Affairs for Entrusted Healthcare
                                                   Management Services for the state of
                                                   Florida. Until 1998, she served as Chief
                                                   Executive Officer and Chief Medical Officer
                                                   of Tampa General HealthPlan, Inc.
                                                   (HealthEase), and had spent the past 11
                                                   years in the health care industry as both a
                                                   private practitioner in Texas and a managed
                                                   care executive serving as the Regional
                                                   Medical Director with Humana Health Care
                                                   Plan. Dr. McClintock-Greco serves on the
                                                   Board of Directors of the Florida
                                                   Association of Managed Care Organizations
                                                   (FAMCO) currently acting as Treasurer. Dr.
                                                   McClintock-Greco also serves on the board
                                                   of several charitable organizations.

              CLASS III -- TERM EXPIRES AT THE 2000 ANNUAL MEETING

NAME                                        AGE        PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                        ---        ------------------------------------------
John H. Sykes.............................  62    John H. Sykes has been Chairman of the Board of
                                                  Directors and Chief Executive Officer of the Company
                                                  since its inception in 1977. He also served as
                                                  President of the Company from inception until
                                                  December 1998, at which time David L. Grimes joined
                                                  the Company as President.

Furman P. Bodenheimer, Jr. ...............  69    Furman P. Bodenheimer, Jr. was elected to the Board
                                                  of Directors of the Company in 1991 and is a member
                                                  of the Compensation Committee and the Stock Option
                                                  Committee. Mr. Bodenheimer has been President and
                                                  Chief Executive Officer of Zickgraf Enterprises,
                                                  Inc. and Nantahala Lumber in Franklin, North
                                                  Carolina for more than the past five years.

R. James Stroker..........................  52    R. James Stroker has served as a director of the
                                                  Company since 1990 and is a member of the
                                                  Compensation Committee and the Stock Option
                                                  Committee. Mr. Stroker is Judge of the Ninth
                                                  Judicial Circuit of the State of Florida and has
                                                  held that position for more than the past five
                                                  years. Mr. Stroker also serves on the Board of
                                                  Directors of the University of Orlando Law School.
                                                  Mr. Stroker is the son-in-law of Mr. Sykes.

                                  PROPOSAL 2:

                        APPROVAL OF THE ADOPTION OF THE
                 COMPANY'S 1999 EMPLOYEES' STOCK PURCHASE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE COMPANY'S 1999 EMPLOYEES' STOCK PURCHASE PLAN (THE "PLAN") AND URGES EACH SHAREHOLDER TO VOTE "FOR" APPROVAL OF THE PLAN. EXECUTED AND UNMARKED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF APPROVING THE PLAN.

     The Board of Directors has adopted the Plan, subject to shareholder approval, and the Plan will become effective when shareholder approval is obtained. The material terms of the Plan are summarized below and are qualified in their entirety by the terms of the Plan, which is included as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

GENERAL

     The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). A total of 1,000,000 shares of Common Stock are being reserved for issuance under the Plan. Because benefits under the Plan will vary depending on participants' elections and the fair market value of the Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by the Company's employees following the adoption of the Plan.

PURPOSE

     The purpose of the Plan is to provide a means for employees to share in the ownership of the Company through payroll deductions, and to provide an incentive for continued employment. The Plan enables employees to buy small amounts of Common Stock without incurring excessive transaction costs and gives them the additional advantage of dollar cost averaging in their purchases of Common Stock. Increased loyalty, productivity, and shareholder value often result from employee stock ownership.

ADMINISTRATION

     The Plan will be administered by a Committee of the Board of Directors ("Committee") consisting of not less than two directors. If at any time the Committee shall not be in existence, the Board of Directors shall administer the Plan.

ELIGIBILITY

     All employees of the Company, or its participating subsidiaries, are eligible to participate in the Plan except (i) directors of the Company, (ii) executive officers of the Company, and (iii) five percent or greater shareholders of the Company. The Committee may specify which of the Company's subsidiaries are eligible to participate in the Plan. The Committee also may exclude from eligibility employees with less than two years of employment and those employees whose customary employment is for less than 20 hours per week or five months per year. The Committee may apply any lesser service requirement as a condition of eligibility.

GRANT OF PURCHASE RIGHTS

     In the discretion of the Committee, each calendar year, or more frequently if deemed appropriate, each eligible employee automatically shall be granted the right to purchase up to a maximum number of shares of Common Stock as the Committee, in its discretion, may determine. The maximum number of shares of Common Stock available for purchase shall be the same for all eligible employees and all eligible employees shall have the same rights and privileges with respect to the purchase of shares under the Plan. In no event, however, may an employee be granted an option in any one calendar year to purchase stock with a value of more than $25,000.

     Each purchase right shall be exercisable during the period established by the Committee. A purchase period may not exceed two years. In no event may the Committee issue purchase rights that may be exercised more than ten years after shareholder approval of the Plan.

PURCHASE PRICE

     The purchase price per share of each purchase right granted under the Plan shall be the fair market value, as determined by the Committee, of a share of Common Stock on the date of exercise, less 12.5%.

EXERCISE OF PURCHASE RIGHTS

     The Committee may establish payroll deduction as a method of funding employee stock purchases. Amounts deducted from pay will not be segregated from the Company's general assets and will not be credited with interest.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     The number of shares subject to any purchase right and the number of shares issuable under the Plan are subject to adjustment in the event of a recapitalization of Common Stock. No rights to purchase a fractional share of Common Stock shall result from a recapitalization.

AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may amend or terminate the Plan at any time, except that any such amendment or termination will not adversely affect outstanding purchase rights under the Plan.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general summary as of the date of this proxy statement of the U.S. federal income tax considerations associated with the purchase of shares of Common Stock under the Plan. The U.S. federal tax laws may change and the U.S. federal, state, and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

     General. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     Tax Treatment of the Employee. Participating employees will not recognize income for U.S. federal income tax purposes either upon enrollment in the Plan or upon the purchase of shares of Common Stock under the Plan. All tax consequences are deferred until a participating employee sells the shares, disposes of shares by gift, or dies. Payroll deductions used to purchase shares of Common Stock, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable purchase period or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 12.5% of the fair market value of the shares at the beginning of the purchase period, or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price depending upon the amount of time the shares are held.

     If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) within either the one-year or the two-year holding periods described above (in any case, a "disqualifying disposition"), the employee realizes ordinary income at the time of sale or other disposition equal to 12.5% of the fair market value of the shares at the date of purchase. This amount will constitute ordinary income in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a long-term or short-term capital gain or loss, depending on how long the share have been held.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares (but not if an employee satisfies the holding period requirements).

                               BOARD OF DIRECTORS

GENERAL

     The Board of Directors held seven meetings during the year ended December 31, 1998. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting, as permitted by Florida law. During 1998, the Audit Committee met two times, the Compensation Committee met four times, and the Stock Option Committee met two times. Each of the directors, except for Ms. Sink, attended at least 75% of the meetings of the Board of Directors and the committees on which they served during the year ended December 31, 1998. Ms. Sink, who is also a member of the Audit Committee, attended 67% of the meetings of the Board of Directors and the Audit Committee.

DIRECTOR COMPENSATION

     Directors who are executive officers of the Company receive no compensation as such for service as members of either the Board of Directors or any committees of the Board. Directors who are not employees of the Company receive (subsequent to the Annual Meeting) an annual fee of $5,000, payable in cash or shares of Common Stock based on the fair market value of the Common Stock on the date of payment at the election of each director, plus $1,000 per Board and committee meeting attended.

     Directors who are not employees of the Company also receive options to purchase Common Stock under the Company's 1996 Non-Employee Director Stock Option Plan. On the date that a new outside director is first elected or appointed, he or she automatically will be granted options to purchase 5,000 shares of Common Stock. In addition, each outside director automatically will be granted options to purchase 5,000 shares of Common Stock annually on the day following the Company's annual meeting of shareholders. All options granted will have an exercise price equal to the then fair market value of the Common Stock. The initial options granted to new directors will become exercisable over a period of three years in equal amounts or until the director has completed his or her initial term, and subsequent options will become exercisable one year after the date of grant.

     Mr. Milani and the Company entered into a one-year consulting agreement on April 1, 1996 providing for an annual fee of $100,000. This one-year consulting agreement was renewed on the same terms effective April 1, 1997. The agreement requires Mr. Milani to provide certain technical consulting services to the Company as requested by the Company. The agreement terminated March 30, 1998, and was not renewed. Subsequent to that date, Mr. Milani periodically provided consulting services to the Company on a per diem compensation basis. Mr. Milani's per diem compensation from the Company during 1998 was $34,000.

COMMITTEES OF THE BOARD

     The Board of Directors has established committees whose responsibilities are summarized as follows:

     Audit Committee. The Audit Committee is comprised of Mr. Helms, Mr. Macdonald, and Ms. Sink and is responsible for reviewing the independence, qualifications, and activities of the Company's independent certified accountants and the Company's financial policies, control procedures, and accounting staff. The

Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director, or entity in which a Company officer or director has a material interest.

     Compensation Committee. The Compensation Committee is comprised of Mr. Bodenheimer, Dr. Greco, Mr. Milani, and Mr. Stroker and is responsible for establishing the compensation of the Company's directors, officers, and other managerial personnel, including salaries, bonuses, termination arrangements, and other executive officer benefits.

     Stock Option Committee. The Stock Option Committee is comprised of Mr. Bodenheimer, Dr. Greco, Mr. Milani, and Mr. Stroker and is responsible for granting stock options under the 1996 Plan. Mr. Milani was not a member of the Stock Option Committee prior to the termination of his consulting agreement with the Company and joined the committee as of April 1, 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Mr. Bodenheimer, Dr. Greco, Mr. Milani, and Mr. Stroker.

     Mr. Milani and the Company entered into a one-year consulting agreement on April 1, 1996 providing for an annual fee of $100,000. This one-year consulting agreement was renewed on the same terms effective April 1, 1997. The agreement requires Mr. Milani to provide certain technical consulting services to the Company as requested by the Company. The agreement terminated March 30, 1998, and was not renewed; subsequent to that date, Mr. Milani periodically provided consulting services to the Company on a per diem compensation basis. Mr. Milani's per diem compensation from the Company during 1998 was $34,000.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     During the year ended December 31, 1998, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "Commission") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except as follows: Mr. Stroker did not file on a timely basis reports for the sale of 200 shares of Common Stock in January 1998 and the sale of 2,250 shares of Common Stock in May 1998. Reports for these transactions subsequently were filed. Mr. Loetz did not file on a timely basis a report for the grant of 100,000 stock option shares under the Company's 1996 Employee Stock Option Plan in November 1997. A report for this transaction subsequently was filed. The Company has relied solely on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the Record Date with respect to, (i) each of the Company's directors, (ii) each of the Company's executive officers named in the Summary Compensation Table below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

                                                               BENEFICIALLY OWNED
                                                              ---------------------
NAME                                                            SHARES     PERCENT+
----                                                          ----------   --------
John H. Sykes(1)............................................  18,057,850    43.6%
David L. Grimes(2)..........................................          --        *
Keith L. Gibson(3)..........................................      25,150        *
Scott J. Bendert(4).........................................      68,150        *
John D. Bray(5).............................................       5,025        *
H. Parks Helms(6)...........................................      11,133        *
Gordon H. Loetz(7)..........................................      41,056        *
Ernest J. Milani(8).........................................      13,483        *
R. James Stroker(9).........................................       7,917        *
Furman P. Bodenheimer, Jr.(8)...............................      23,660        *
Adelaide A. Sink(10)........................................       5,077        *
Iain A. Macdonald(11).......................................       3,334       --
Linda McClintock-Greco(12)..................................       2,567       --
All directors and executive officers as a group(13)
  persons...................................................  18,264,402    43.9%

---------------

  + Includes Common Stock and Exchangeable Shares. Exchangeable shares are exchangeable into Common Stock on a one-for-one basis.
  * Less than 1.0%
(1) Includes the following shares over which Mr. Sykes retains voting and investment power: (i) 17,786,250 shares owned by Mr. Sykes through Jopar Investments Limited Partnership, a North Carolina limited partnership in which Mr. Sykes is the sole limited partner and the sole shareholder of the limited partnership's sole general partner; and (ii) 271,600 shares owned by various trusts for the benefit of Mr. Sykes' children. Excludes 7,950 shares owned by Mr. Sykes' wife, as to which Mr. Sykes disclaims beneficial ownership. Mr. Sykes' business address is 100 North Tampa Street, Suite 3900, Tampa, Florida 33602.
(2) Excludes 250,000 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(3) Includes 25,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 175,000 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(4) Includes 65,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 165,000 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(5) Includes 5,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 50,000 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.

 (6) Includes 4,167 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 8,333 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
 (7) Includes 40,833 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 71,667 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
 (8) Includes 11,667 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 8,333 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
 (9) Includes 7,917 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 8,333 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(10) Includes 6,667 shares of Sykes Common Stock issuable upon the exercise of the stock options that are exercisable within 60 days of the Record Date. Excludes 3,333 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(11) Includes 3,334 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 6,666 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(12) Includes 1,667 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 3,333 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation paid to or earned by the Company's President and Chief Executive Officer and each of the Company's five other most highly compensated executive officers who earned more than $100,000 for the years ended December 31, 1998, 1997, and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                         ANNUAL COMPENSATION                COMPENSATION
                             --------------------------------------------   ------------
                                                               OTHER         SECURITIES
                                                              ANNUAL         UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------  ----   --------   --------   ---------------   ------------   ---------------
John H. Sykes.............   1998   $301,499         --         --                 --          $27,495
  President and Chief        1997    300,000         --         --                 --           27,495
  Executive Officer          1996    300,000         --         --                 --           22,682

David L. Grimes...........   1998   $  1,096         --         --            250,000               --
  President and Chief
  Operating Officer(3)

Gordon H. Loetz...........   1998   $402,262         --         --                 --          $ 3,600
  Executive Vice President   1997     46,121         --         --            100,000               33
  and Chief Operating
  Officer(4)

                                                                             LONG-TERM
                                         ANNUAL COMPENSATION                COMPENSATION
                             --------------------------------------------   ------------
                                                               OTHER         SECURITIES
                                                              ANNUAL         UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------  ----   --------   --------   ---------------   ------------   ---------------
Keith L. Gibson...........   1998   $227,262         --         --            125,000          $   235
  Senior Vice President      1997     38,917         --         --             75,000               25
  Worldwide Sales and
  Marketing(5)

Scott J. Bendert..........   1998   $155,558         --         --            185,000          $ 8,589
  Senior Vice President --   1997    123,846   $ 43,750         --                 --            6,435
  Finance, Treasurer, and    1996    107,692     50,000         --             45,000            3,235
  Chief Financial Officer

John D. Bray..............   1998   $156,493         --         --             50,000          $ 3,862
  Senior Vice President --   1997    108,942     16,000         --                 --            3,099
  Human Resources and        1996     80,279     20,625         --              7,500              367
  Administration(6)

---------------

(1) Does not include the value of the perquisites provided to certain of the named executive officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.
(2) Represents contributions to the Sykes Enterprises, Incorporated Employees' Savings Plan and Trust and excess group term life insurance.
(3) Mr. Grimes joined the Company as President December 31, 1998 and assumed the additional position of Chief Operating Officer on February 3, 1999.
(4) The information presented for Mr. Loetz includes his salary and all other compensation since joining the Company in 1997. Mr. Loetz served as the Company's Executive Vice President and Chief Operating Officer from November 1997 until February 1999.
(5) The information presented for Mr. Gibson includes his salary and all other compensation since joining the Company during 1997.
(6) The information presented for Mr. Bray includes his salary and all other compensation since joining the Company during 1996.

     The following table sets forth information with respect to grants of stock options during 1998 to the executive officers named in the Summary Compensation Table.

                           OPTIONS GRANTED LAST YEAR

                                                                                                  POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED ANNUAL
                                                                                                  RATES OF STOCK PRICE
                                                                                                 APPRECIATION FOR OPTION
                                                   INDIVIDUAL GRANTS                                      TERM
                         ---------------------------------------------------------------------   -----------------------
                         NUMBER OF    PERCENTAGE OF
                         SECURITIES   TOTAL OPTIONS                 MARKET PRICE
                         UNDERLYING    GRANTED TO     EXERCISE OR   OF UNDERLYING
                          OPTIONS     EMPLOYEES IN    BASE PRICE     SECURITY ON    EXPIRATION
NAME                     GRANTED(#)       1998         ($/SHARE)    DATE OF GRANT      DATE        5%($)        10%($)
----                     ----------   -------------   -----------   -------------   ----------   ----------   ----------
John H. Sykes..........        --           --              --             --              --            --           --
David L. Grimes(1).....   125,000          8.6%         $27.49         $27.49        12/31/08    $  612,872   $  975,896
David L. Grimes(2).....   125,000          8.6%          27.49          27.49        12/31/08       612,872      975,896
Gordon H. Loetz........        --           --              --             --              --            --           --
Keith L. Gibson........   125,000          8.6%          20.00          20.00         4/15/08     2,137,924    3,404,287
Scott J. Bendert(1)....   125,000          8.6%          20.00          20.00         4/15/08     2,137,924    3,404,287
Scott J. Bendert(2)....    60,000          4.1%          20.00          20.00         4/15/08     1,026,204    1,634,058
John D. Bray(1)........    50,000          3.4%          20.00          20.00         4/15/08       855,170    1,361,715

---------------

(1) Options granted under the Company's 1997 Management Stock Incentive Plan, all of which vest and become exercisable nine years after the date of grant, subject to accelerated vesting and exercisability upon the satisfaction of certain performance objectives.

(2) Options granted under the Company's 1996 Employee Stock Option Plan, which vest and become exercisable in one-third increments each year beginning one year after the date of grant.

     The following table sets forth information with respect to the aggregate stock option exercises by the executive officers named in the Summary Compensation Table during 1998 and the year-end value of unexercised options held by such executive officers.

                         AGGREGATE OPTION EXERCISES IN
                      LAST YEAR AND YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES                         OPTIONS AT YEAR END(#)            AT YEAR END(1)
                            ACQUIRED ON                    ---------------------------   ---------------------------
NAME                        EXERCISE(#)   VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------------   -----------   -------------   -----------   -------------
John H. Sykes.............        --         $    --             --              --      $       --     $       --
David L. Grimes...........        --              --             --         250,000              --        753,100
Gordon H. Loetz...........     2,500          29,844         37,083          75,417         194,224        416,578
Keith L. Gibson...........        --              --         25,000         175,000         131,875      1,576,250
Scott J. Bendert..........        --              --         45,000         185,000       1,012,500      1,942,500
John D. Bray..............     2,500          29,844          2,500          52,500          56,250        581,250

---------------

(1) Based upon the closing sale price of $30.50 per share of common stock on December 31, 1998, as reported in the Nasdaq National Market.

EMPLOYMENT AGREEMENTS

     John H. Sykes. On January 1, 1996, the Company entered into an employment agreement with John H. Sykes, the Company's Chairman of the Board, President, and Chief Executive Officer. The employment agreement provides for an initial term of five years with an annual base salary of $300,000, which was subsequently increased by the Board of Directors to $550,000. Thereafter, the agreement automatically renews for successive two-year terms, unless terminated by either party, with the base salary increasing by at least 30% subsequent to the initial term and at least 15% for any subsequent automatic renewal term. Mr. Sykes is also entitled to a performance bonus up to 100% of his base salary based on the Company's achievement of specified levels of income before income taxes as determined by the Compensation Committee and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     If the agreement is terminated by the Company for any reason other than Mr. Sykes' death or disability or other than cause (as defined therein), the Company shall pay Mr. Sykes a one-time severance payment equal to two times the total of the full amount of Mr. Sykes' annual base salary in effect at the time of such termination plus Mr. Sykes' average annual bonus and other compensation for the prior three years (or such shorter period if the agreement is in effect for less than three years). During the two-year period following termination of employment, Mr. Sykes shall not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company.

     The agreement also provides for a one-time severance payment, in lieu of any other severance payment, equal to three times the total of the full amount of Mr. Sykes' annual base salary then in effect plus Mr. Sykes' average annual bonus and other compensation for the prior five years (or such shorter period if the employment agreement is in effect for less than five years) upon a "change of control" of the Company if, (i) Mr. Sykes is terminated from employment prior to the end of the term of the agreement (except if terminated for cause), or
(ii) Mr. Sykes elects to terminate his employment with the Company under certain circumstances. A "change of control" shall be deemed to have occurred if, (i) any person (other than Mr. Sykes) beneficially owns 20% or more of the outstanding shares of voting capital stock; (ii) the sale or transfer of greater than 50% of the book value of the Company's assets occurs; (iii) the merger, consolidation, share exchange, or reorganization of the Company occurs as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than 50% of the voting power of the capital stock of the surviving corporation; (iv) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (v) the commencement of a tender offer which, if successful, would result in a change of control; or (vi) a determination by the Board of Directors, in view of then current circumstances or impending events, that a change of control has occurred or is imminent.

     David L. Grimes. Mr. Grimes joined the Company as President in December 1998. The Company entered into a two-year employment agreement with David L. Grimes, providing for an annual base salary of $400,000. The agreement provides that if it is terminated by the Company for cause (as defined therein) or by Mr. Grimes for any reason, other than a reduction in compensation or any other material adverse change in the terms and conditions of Mr. Grimes employment following a change of control, Mr. Grimes will refrain from competing with the Company for a one-year or two-year period, as selected by the Company and no severance will be owed to Mr. Grimes. If the agreement is terminated by the Company without cause or by Mr. Grimes upon a change of control for the reasons described above, or upon the expiration of the agreement, Mr. Grimes is entitled to a severance payment equal to $400,000 per year for the remainder of the term plus $400,000 per year for the one-year or two-year noncompete period, as selected by the Company. Mr. Grimes is prohibited from directly or indirectly competing with the Company during such one- or two-year period in any area in which the Company's business is conducted. Mr. Grimes is also entitled to a performance bonus of up to 50% of his base salary based upon his achievement of specified goals and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company. The agreement also provides for an additional severance payment equal to two times Mr. Grimes base salary and actual bonus for the preceding calendar year if, following a change of control, Mr. Grimes is terminated without cause or if Mr. Grimes terminates his employment because of a reduction in compensation or any other material adverse change in terms and conditions of his employment. A "change of control" shall be deemed to occur if (i) there is a change in the majority of directors of the Company, (ii) a merger consolidation, or share exchange of the Company occurs, as a result of which the holders of voting securities of the Company receive less than 50% of the combined voting power of the surviving corporation, or (iii) the Company adopts a plan of liquidation or dissolution or enters into an agreement for the sale or disposition of all or substantially all of its assets.

     Scott J. Bendert. On March 1, 1996, the Company entered into a two-year employment agreement with Scott J. Bendert, providing for an annual base salary of $110,000, which was subsequently increased to $200,000. The agreement automatically renews for successive one-year terms, unless terminated by either party, and provides that if the agreement is terminated for any reason other than death, disability, or cause (as defined therein), the Company shall pay Mr. Bendert a severance payment equal to his then annual base salary, payable in accordance with the Company's standard payment practices, in consideration of Mr. Bendert's agreement to refrain from competing directly or indirectly with the Company for a period of one year in any area in which the Company's business is then conducted. The agreement provides that if it is terminated by the Company for cause or by Mr. Bendert, during a period of one year following termination of employment, Mr. Bendert will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, and the Company shall not be required to pay the severance payment. Mr. Bendert also is entitled to a performance bonus up to 25% of his base salary based upon the Company's achievement of specified levels of income before income taxes and upon his achievement of specified goals as determined by the Compensation Committee, and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

     Under rules of the Commission, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and its other executive officers. The disclosure requirements for the executive officers include the use of tables and a report of the Committee responsible for compensation decisions for the named executive officers explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE ROLE

     The Compensation Committee of the Board of Directors and the Stock Option Committee are responsible for separate aspects of the Company's compensation program for its executive officers, including the named executive officers. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the salaries of executive officers. The Compensation Committee is also responsible for overseeing other forms of cash compensation and benefits to other senior officers. The Compensation Committee's responsibilities include reviewing salaries, benefits and other compensation of senior officers, and making recommendations to the full Board of Directors with respect to these matters. The

Stock Option Committee is responsible for making stock option grants under the Company's stock option plans to executive officers of the Company.

COMPENSATION PHILOSOPHY

     The Company's compensation is designed to maintain executive compensation programs and policies that enable the Company to attract and retain the services of highly qualified executives. In addition to base salaries, executive compensation programs and policies consisting of discretionary cash bonuses and periodic grants of stock options are designed to reward and provide incentives for individual contributions as well as overall Company performance.

     The Compensation Committee monitors the operation of the Company's executive compensation policies. The Company has retained independent compensation consultants to assess the effectiveness of the Company's executive compensation programs by comparing the Company's compensation programs to various other companies with similar growth characteristics to those of the Company. Key elements of the Company's compensation program consists of base salary, discretionary annual cash bonuses, and periodic grants of stock options. The Company's policies with respect to these elements, including the basis for the compensation awarded the Company's chief executive officer, are discussed below. While the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including health care and other insurance benefits and contributions made by the Company under the Company's 401(k) Plan and Deferred Compensation Plan.

     Base Salaries. The Company has established competitive annual base salaries for all executive officers, including the named executive officers. The annual base salaries for each of the Company's executive officers, including the Company's chief executive officer, reflect both the recommendations of the Company's compensation consultants and the subjective judgment of the Compensation Committee based on the consideration of the executive officer's position with the Company, the executive officer's tenure, the Company's needs, and the executive officer's individual performance, achievements, and contributions to the growth of the Company.

     Mr. Sykes' annual base salary for 1998, as the Company's Chief Executive Officer, was $300,000. The Compensation Committee believed that this annual base salary was well below what it should be and was not consistent with the salary range established for this position based on the Compensation Committee's discussions with outside consultants, the factors noted above, and Mr. Sykes' prior experience and managerial expertise, his knowledge of the Company's operations, and the industry in which it operates. The Compensation Committee recommended that Mr. Sykes' annual base salary be raised to $550,000. The full Board approved this recommendation.

     Annual Bonus. The Company's executive officers are eligible for an annual cash bonus under the Company's Bonus Program. The Bonus Program provides for the discretionary payment of annual incentive awards to key employees, including executive officers of the Company, pursuant to a formula related to the Company's operating goals and personal performance goals. Payments under the Bonus Program are discretionary and are subject to certain limitations. Mr. Sykes received no bonus payments in 1998.

     Stock Options. Under the Company's 1996 Employee Stock Option Plan and the 1997 Management Stock Incentive Plan (the "Plans"), stock options may be granted to key employees, including executive officers of the Company. The Plans are administered by the Stock Option Committee in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Stock Option Committee recommended that a certain number of stock options under the Plans be made available for issuance by the CEO for hiring and retention purposes within certain parameters at various levels of management. The full Board approved the recommendation on March 5, 1998.

     The principal factors considered in determining the granting of stock options to executive officers of the Company were the executive officer's tenure with the Company, his or her total cash compensation for the prior year, the executive officer's acceptance of additional responsibilities and his or her contributions toward the Company's attainment of strategic goals. During 1998, all stock options granted to executive officers of the Company under the Plans were made at fair market value on the date of grant (as calculated under the Plans) and were not exercisable for a vesting period of one to nine years following the date of grant.

     During the year ended December 31, 1998, no options to purchase shares of Common Stock under the Plans were granted to Mr. Sykes.

SECTION 162(m) LIMITATIONS

     Under Section 162(m) of the Internal Revenue Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers, unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to link compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m).

                             COMPENSATION COMMITTEE

                             FURMAN P. BODENHEIMER
                             LINDA MCCLINTOCK-GRECO
                                ERNEST J. MILANI
                                R. JAMES STROKER

February 28, 1999

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total shareholder return on the Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index since the Company's initial public offering on April 29, 1996. This graph assumes that $100 was invested on April 29, 1996 in the Company's common stock, the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Computer and Data Processing Index.

                COMPARISON OF 32 MONTH CUMULATIVE TOTAL RETURN*

                         AMONG SYKES ENTERPRISES, INC.
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                                                                               NASDAQ
                                                                             NASDAQ           COMPUTER
                                                            SYKES             STOCK            AND DATA
               MEASUREMENT PERIOD                        ENTERPRISES,         MARKET          PROCESSING
             (FISCAL YEAR COVERED)                           INC.          (U.S.) INDEX         INDEX
4/29/96                                                     100.00            100.00            100.00
12/31/96                                                    312.50            109.00            106.00
12/31/97                                                    243.75            133.22            129.69
12/31/98                                                    381.25            187.11            232.05

---------------

* $100 invested on 4/30/96 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to the future stock performance.

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On January 14, 1999, the Company appointed Ernst & Young, LLP as its independent public accounting firm engaged as the principal accountant to audit the Company's financial statements for the year ended December 31, 1998. The Company has selected Ernst & Young, LLP as its principal independent public accountant for 1999. A representative of Ernst & Young, LLP will be present at the Annual Meeting. The representative of Ernst & Young, LLP will be available to respond to appropriate questions and may make a statement if he so desires.

     PricewaterhouseCoopers, L.L.P. and one of PWC's predecessor firms, Coopers & Lybrand, LLP (together "PWC"), previously served as the Company's principal independent public accountant. The Company was advised by the Securities and Exchange Commission (the "SEC") that PWC violated the independence standards promulgated by the SEC, which require, among other things, that public accounting firms and their professionals not have any direct or material indirect financial interest in their audit clients. Among the violations, a professional of PWC's Tampa office owned securities of the Company during the period that PWC was designated as the Company's independent public accountant. The Company was among a number of companies affected by this type of activity within PWC. On January 14, 1999, the SEC announced that it instituted and simultaneously settled proceedings brought against PWC for failing to comply with the independence standards with respect to its publicly held audit clients. In connection with the foregoing, on January 14, 1999, the Company appointed Ernst & Young, LLP as its principal independent public accountant to audit the Company's financial statements for calendar year 1998 and dismissed PWC as the Company's principal independent public accountant for calendar year 1998. Both of these decisions were approved by the Audit Committee of the Board of Directors.

     The Company did not know and did not have any reason to know of PWC's lack of compliance with the SEC's independence standards. Moreover, PWC's conduct is not consistent with the standards regarding compliance with the SEC's independence standards that the Company expects from its independent public accountant. Nonetheless, the Company does not believe that these violations affected the quality or integrity of the Company's financial statements that were audited by PWC or PWC's audit opinions rendered in connection with such audits.

     PWC's report on the Company's financial statements for 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during 1996 and 1997 and during the interim period in 1998 preceding PWC's dismissal, there have not been any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its report. During 1996 and 1997 and during the interim period in 1998 preceding PWC's dismissal: (a) PWC has not advised the Company that the internal controls necessary for it to develop reliable financial statements do not exist; (b) PWC has not advised the Company that information has come to PWC's attention that has led it to no longer be able to rely on management's representations, or that has made PWC unwilling to be associated with the financial statement prepared by management; (c) PWC has not advised the Company of the need to expand significantly the scope of its audit, or that information has come to PWC's attention during such time period that if further investigated may, (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that may prevent PWC from rendering an unqualified audit report on those financial statements), or (ii) cause PWC to be unwilling to rely on management's representations or be associated with the Company's financial statements and; (d) PWC has not advised the Company that information has come to PWC's attention that it has concluded materially impacts the fairness or reliability of either, (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2000 Annual Meeting of Shareholders is December 4, 1999. Notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for its 2000 Annual Meeting may exercise discretionary voting power with respect to any such proposal, if received by the Company after February 17, 2000.

                                 OTHER MATTERS

     Management knows of no matter to be brought before the Annual Meeting which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                                          By Order of the Board of Directors,
                                          /s/ Margery Bass
                                          MARGERY BASS
                                          Secretary

                                                                      APPENDIX A


                        SYKES ENTERPRISES, INCORPORATED
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 29, 1999

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned shareholder of Sykes Enterprises, Incorporated (the "Company") hereby appoints John H. Sykes and Scott J. Bendert as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, and at all adjournments thereof, to be held at the Wyndham Harbour Island Hotel, 725 South Harbour Island Boulevard, Tampa, Florida, on Thursday, April 29, 1999, at 10:00 a.m., Eastern Standard Time, in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.










              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

              SYKES ENTERPRISES, INCORPORATED 1999 ANNUAL MEETING


1. ELECTION OF DIRECTORS:  1 - GORDON H. LOETZ    2 - ERNEST J. MILANI    3 - IAIN A. MACDONALD

                                                                                     [ ]  FOR   [ ]  WITHHOLD AUTHORITY
                                                                                     ----------------------------------
(Instructions:  To withhold authority to vote for any indicated nominee,             |                                |
 write the number(s) of the nominees in the box provided to the right.)              ----------------------------------


2. To approve the adoption of the Company's 1999 Employees' Stock Purchase Plan.     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this Meeting or any adjournments or postponements thereof.

                                    Date                                                 NO. OF SHARES
                                        -----------------------------------          ----------------------------------
                                                                                     |                                |
Address Change?                                                                      |                                |
MARK BOX        [ ]                                                                  ----------------------------------
Indicate changes below:                                                              SIGNATURE(S) IN BOX
                                                                                     Please sign exactly as your name
                                                                                     appears on this Proxy. When shares
                                                                                     are held by joint tenants, both
                                                                                     should sign. When signing as
                                                                                     attorney, executor, administrator,
                                                                                     trustee, or guardian, please give
                                                                                     full title as such. If a
                                                                                     corporation, please sign in full
                                                                                     corporate name by President or
                                                                                     other authorized officer. If a
                                                                                     partnership, please sign in
                                                                                     partnership name by authorized
                                                                                     person.

                                                                      APPENDIX B

                         SYKES ENTERPRISES INCORPORATED
                      1999 EMPLOYEES' STOCK PURCHASE PLAN

     1. Purpose. The Sykes Enterprises Incorporated 1999 Employees' Stock Purchase Plan (the "Plan") has been established by Sykes Enterprises Incorporated, a Delaware corporation (the "Company"), to allow employees of the Company and its subsidiaries to purchase shares of Common Stock of the Company ("Company Shares") and thereby share in the ownership of the Company.

     2. Company Shares Available for Purchase. Subject to adjustment in accordance with Paragraph 12, the maximum number of Company Shares which may be purchased pursuant to the Plan shall be 1,000,000 Company Shares.

     3. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company consisting of not less than two (2) directors appointed for such purpose (the "Committee"). A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as it if had been made by a unanimous vote at a meeting duly called and held. If at any time the Committee shall not be in existence, the Board of Directors of the Company (the "Board") shall administer the Plan and all references to the Committee herein shall include the Board.

     In accordance with the provisions of the Plan, the Committee shall establish such terms and conditions for the grants of purchase rights as the Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms. The Committee, in its discretion, may appoint an individual (the "Plan Administrator") to assist the Committee in corresponding with employees, with record keeping and in performing other administerial type functions in connection with the Plan; provided, however, that the Plan Administrator shall exercise no discretion with respect to the interpretation of the Plan or of the rights to purchase Company Shares pursuant to the Plan. The interpretation of any provision of the Plan by the Committee and any determination on the matters referred to in this paragraph shall be final.

     4. Eligibility. Any employee who is employed by the Company or one of its participating subsidiaries on a given Grant Date (as defined below) shall be eligible to participate in the Plan; provided, however, that no director or "executive officer" (as defined below) or five percent (5%) or greater shareholder of the Company or its subsidiaries shall be eligible to participate in the Plan. The term "executive officer" shall mean those persons designated as "officers" of the Company for purposes of reporting pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Committee may specify which of the Company's subsidiaries are eligible to participate. The Committee may also exclude from the group of eligible employees those with less than two years of employment at the Grant Date and those whose customary employment is for less than 20 hours per week or 5 months per year, or may apply any lesser service requirement as a condition of eligibility.

     5. Grant of Purchase Rights. In the discretion of the Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the "Grant Date"), each eligible employee of the Company and its subsidiaries shall automatically be granted the right to purchase up to such maximum number of Company Shares as the Committee, in its discretion, may determine. The maximum number of Company Shares available for purchase shall be the same for all eligible employees and all eligible employees shall have the same rights and privileges with respect to the purchase of Company Shares under the Plan. In no event, however, may an employee be granted an option in any one calendar year to purchase stock with a value of more than $25,000 as of the Grant Date. Further, nothing contained herein shall require the Committee to cause any purchase rights to be granted hereunder during any calendar year and the Committee may, in connection with any grant of rights, specify the maximum number of Company Shares in the aggregate available for purchase by all eligible employees during any Purchase Period (the "Maximum Number of Purchase Period Company Shares").

     Each purchase right shall be exercisable during the period following the Grant Date (such period is hereinafter referred to as the "Purchase Period") established by the Committee, subject to the limitations provided in paragraph
2. A purchase period may not exceed two years. In the event the Committee decides to cause any purchase rights to be granted under the Plan, the Company shall send to each eligible employee a written notice specifying the Grant Date and the terms and conditions of the right, including the purchase price per share of Company Shares subject to such right. No Company Shares may be issued pursuant to the exercise of purchase rights after the maximum number of Company Shares provided for in paragraph 2 has been purchased. Each purchase right granted pursuant to this paragraph 5 shall expire at 12:00 p.m., on the last day of the Purchase Period, unless terminated earlier pursuant to paragraph 11.

     In no event may the Committee issue purchase rights that may be exercised more than ten years after shareholder approval of this plan.

     6. Exercise of Purchase Rights. Subject to the limitations elsewhere in the Plan, employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period. An employee wishing to exercise his or her rights to purchase Company Shares granted under the Plan must complete an application on a form prescribed by the Committee, which form shall be deemed to include the full terms and conditions of the Plan. Each application to purchase Company Shares shall be accompanied by payment in full to the Company, in cash or its equivalent, of the purchase price for such Company Shares. An application on the prescribed form, properly completed and accompanied by the required payment, shall be deemed to be accepted as of the last day of the Purchase Period, subject to adjustment in the number of Company Shares which may be purchased by participants as provided for pursuant to this paragraph 6. Notwithstanding the foregoing, no application shall be accepted unless received by the Plan Administrator or postmarked, if delivered by mail, on or before the last day of the Purchase Period. Any purchase rights that have been granted and which are not exercised or funded on the last day of the Purchase Period shall immediately terminate. The Committee may establish payroll deduction as a method of funding employee stock purchases, but amounts deducted from pay will not be segregated from the Company's general assets and will not be credited with interest.

     If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrator, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of:

          a) the Applicable Minimum Number of Company Shares; and

          b) a pro rata portion of the Company Shares available after satisfying each employee's minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

     For purposes of this paragraph 6, the "Applicable Minimum Number of Company Shares" which may be purchased during a Purchase Period shall be such number of Company Shares as the Committee, in its discretion, may determine. Notwithstanding any other provisions in this paragraph 6, the Committee may adjust the number of Company Shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Committee may establish. Any monies held by the Company on behalf of a participant during the Purchase Period but not used to exercise purchase rights shall be returned to the participant. No interest will accrue on any monies held by the Company on behalf of participants during a Purchase Period.

     7. Purchase Price. The purchase price per share of each purchase right granted under the Plan shall be the fair market value, as determined by the Committee, of a Company Share on the date of exercise, less 12.5% of such market value. Notwithstanding the foregoing, the purchase price per share of a Company Share shall in no event be less than the par value of a Company Share.

     8. Limitations on Exercise of Purchase Rights. Purchase rights granted under the Plan shall not become exercisable until such time as the Company Shares which may be issued pursuant to the Plan (i) have been registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state and foreign securities laws; or (ii) in the opinion of the Company's counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

     9. Stock Certificates. Certificates covering the Company Shares purchased under the Plan shall be issued as soon as reasonably practicable after the last day of the Purchase Period.

     10. Nontransferability of Purchase Rights. An employee's right to exercise purchase rights under the Plan shall not be transferable by such employee and may be exercised only by the employee. An employee's right to exercise purchase rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

     11. Termination of Employment. Participation in the Plan terminates immediately when an employee ceases to be employed by the Company or a subsidiary for any reason whatsoever, including by reason of death, discharge or resignation, and such terminated employee's right to exercise purchase rights under the Plan shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company shall pay to such employee or his or her estate any amounts held by the Company on behalf of the employee at the time of termination and not yet used to exercise purchase rights.

     12. Adjustments. In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the Plan, and the number of Company Shares covered by, and the purchase price under, each outstanding purchase right, and such other changes in the Plan and outstanding purchase rights as the Committee may deem appropriate under the circumstances. No rights to purchase a fractional Company Share shall result from any such change.

     13. Restrictions on Stock Transferability. The Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

     14. Amendment/Termination. The Board may amend or terminate the Plan at any time, but any such amendment or termination (other than an adjustment contemplated by paragraph 12) shall not affect purchase rights outstanding at the time thereof.

     15. Applicable Law. The Plan shall, to the extent not inconsistent with applicable federal law, be construed under the laws of the State of Florida.

     16. Effective Date. The Plan shall become effective as of the date of its adoption by both the Board and the Company's shareholders.